Execution Version

NINTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This    NINTH    AMENDMENT    TO    AMENDED    AND    RESTATED    CREDIT AGREEMENT (this “Amendment”), dated as of May 2, 2025, is entered into among WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company (“WIL-Bermuda”), WEATHERFORD CANADA LTD., an Alberta corporation (“WIL-Canada”), WEATHERFORD INTERNATIONAL, LLC, a Delaware limited liability company (“WIL-Delaware”), WOFS INTERNATIONAL FINANCE GMBH, a Swiss limited liability company (“WIL-Switzerland” and together with WIL-Bermuda, WIL-Canada and WIL-Delaware, the “Borrowers”), WEATHERFORD INTERNATIONAL PLC, as Parent (“Parent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”), and the Lenders party hereto.
RECITALS
WHEREAS, the Borrowers, Parent, the Administrative Agent, and the Lenders and Issuing Banks party thereto from time to time are party to that certain Amended and Restated Credit Agreement, dated as of October 17, 2022 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Parent and the Borrowers have requested certain amendments to the Existing Credit Agreement;
WHEREAS, subject to the terms and conditions contained herein, the Administrative Agent, the Lenders party hereto, Parent and the Borrowers have agreed to amend the Existing Credit Agreement as hereinafter set forth to address the foregoing.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms; Section References.    Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
2.Amendments to Existing Credit Agreement.
(a)The following terms are hereby added to Section 1.01 of the Existing Credit Agreement:
“Ninth Amendment” means that certain Ninth Amendment to Amended and Restated Credit Agreement, dated as of May 2, 2025, among the Borrowers, Parent, the Administrative Agent and the Lenders party thereto.
“Ninth Amendment Effective Date” has the meaning specified in the Ninth Amendment.

(b)The following terms under Section 1.01 of the Existing Credit Agreement are hereby amended and restated in their entirety as set forth below:
“Excluded Account” means (a) any deposit account of an Obligor, including the funds on deposit therein, that is used solely for payroll funding and other employee wage and benefit payments (including flexible spending accounts), tax payments, escrow or trust purposes, or any other fiduciary purpose, (b) any zero balance account, (c) any deposit account of an Obligor, including the funds on deposit therein, that has been pledged to secure Indebtedness (other than Indebtedness in respect of the Senior Secured Notes and this Agreement) or other obligations, in each case, to the extent such cash collateral is expressly permitted by Section 9.04 and is exclusively used for such purpose, (d) any Specified Eligible Deposit Account, (e) any Specified Ineligible Deposit Account, and (f) other deposit accounts of the Obligors to the extent the aggregate cash or Cash Equivalent balance of all such other deposit accounts described in this clause (f) does not at any time exceed $10,000,000.
“Material Real Property” means real property located in the United States of America, Canada or the United Kingdom owned by any Obligor with a net book value in excess of $40,000,000 and that is not an Excluded Asset and each Effective Date Real Property provided that, for the avoidance of doubt, any real property subject to a mortgage immediately prior to the Ninth Amendment Effective Date shall constitute and remain Material Real Property for all purposes hereof.

“Specified Swap Transaction” has the meaning assigned thereto in the annex titled “Specified Swap Transaction” dated May 2, 2025 and provided separately to the Administrative Agent and each Lender prior to the Ninth Amendment Effective Date.

3.Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction, or waiver, of each of the following conditions (the date of the satisfaction or waiver of all such conditions, the “Ninth Amendment Effective Date”):
(a)The Administrative Agent shall have received duly executed counterparts of this Amendment from Parent, each of the Borrowers, the Administrative Agent and Lenders constituting at least the Required Lenders.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement (including as amended hereby) for all purposes.

4.Representations and Warranties. Parent and each of the Borrowers represents and warrants to the Administrative Agent and the Lenders that, as of the Ninth Amendment Effective Date:

(a)the representations and warranties set forth in Article VII of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of, and as if such representations and warranties were made on, the Ninth Amendment Effective Date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of such earlier date);
(b)no Default or Event of Default has occurred and is continuing as of the Ninth Amendment Effective Date, and
(c)this Amendment constitutes the legal, valid and binding obligation of each of the Obligors party hereto, enforceable against each such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, rescue process or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.
5.Reaffirmation; Reference to and Effect on the Loan Documents.
(a)From and after the Ninth Amendment Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.
(b)The Loan Documents, and the obligations of the Borrowers and the Obligors under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
(c)Each of Parent and the Borrowers, on their own behalf and on behalf of each other Obligor that is a Subsidiary thereof, (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, including the Guaranty Agreements, to which it is a party, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Collateral Documents to which it is a party continue to be in full force and effect and are not impaired or adversely affected by this Amendment, (v) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Secured Obligations and (vi) acknowledges that all Liens granted (or purported to be granted) by it pursuant to the Loan Documents remain and continue in full force and effect in respect of, and to secure, the Secured Obligations.

Etc.
(d)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(e)In the event of any conflict between the terms of this Amendment and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.
6.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial,

(a)This Amendment shall be construed in accordance with and governed by the law of the State of New York (whether based on contract, tort or otherwise and in law or equity), without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.
(b)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 12.15 (SUBMISSION TO JURISDICTION; CONSENT TO SERVICE OF PROCESS) AND SECTION 12.16 (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
7.Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the parties hereto. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
8.Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the Lenders constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or electronic transmission (in .pdf format) shall be effective for all purposes as delivery of a manually executed counterpart of this Amendment to the extent permitted by applicable law. The words “execution”, “signed”, “signature”, “delivery”, and words of like import in or relating to any document to be signed in connection with this Amendment and the Transactions shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
9.Specified Swap Transactions as Secured Obligations. To the extent that any counterparty to any Swap Agreement to be entered into in connection with any Specified Swap Transaction is a Lender or an Affiliate of a Lender as of the date of such Swap Agreement, the obligations of the applicable Obligors under such Specified Swap Transaction shall constitute Swap Obligations and, therefore, such Swap Obligations shall constitute Secured Obligations in accordance with the definition thereof.
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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BORROWERS:
WIL-BERMUDA:
WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company
By: /s/ Maximiliano A. Kricorian     Name: Maximiliano A. Kricorian
Title: Vice President and Treasurer

WIL-DELAWARE:
WEATHERFORD INTERNATIONAL, LLC,
a Delaware limited liability company
By: /s/ Maximiliano A. Kricorian     Name: Maximiliano A. Kricorian
Title: Vice President and Treasurer

WIL-CANADA: WEATHERFORD CANADA LTD,
an Alberta corporation
By: /s/ Pamela M. Webb     Name: Pamela M. Webb
Title: Director

WIL-SWITZERLAND:
WOFS INTERNATIONAL FINANCE GMBH,
a Swiss limited liability company
By: /s/ Mathias Neuenschwander     Name: Mathias Neuenschwander
Title: Managing Officer

PARENT:

WEATHERFORD INTERNATIONAL PLC
By: /s/ Maximiliano A. Kricorian     Name: Maximiliano A. Kricorian
Title: Vice President and Treasurer

ADMINISTRATIVE AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender
By: /s/ Kevin Pang
Name: Kevin Pang
Title: Vice President

LENDERS:
CITIBANK, N.A., as a Lender

By: /s/ Gabriel Juarez
Name: Gabriel Juarez
Title: Vice President

LENDERS:

        BARCLAYS BANK PLC, as a Lender

        By: /s/ Sydney G. Dennis
        Name: Sydney G. Dennis
        Title: Director

LENDERS:

        DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

        By: /s/ Philip Tancorra
        Name: Philip Tancorra
        Title: Director

        By: /s/ Susan Onal
        Name: Susan Onal
        Title: Director

        DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

        By: /s/ Mirho Mueller
        Name: Mirho Mueller
        Title: Director

        By: /s/ Vonni Gippert
        Name: Vonni Gippert
        Title: Director

LENDERS:

        Morgan Stanley Senior Funding, Inc.,
        as a Lender

        By: /s/ Karina Rodriguez
        Name: Karina Rodriguez
        Title: Vice President

LENDERS:

        STANDARD CHARTERED BANK, as a Lender

        By: /s/ Lavanya Gunasekaran
        Name: Lavanya Gunasekaran
        Title: Executive Director

LENDERS:

        ATB Financial, as a Lender

        By: /s/ Araceli Zagal de la Luz
        Name: Araceli Zagal de la Luz
        Title: Director, Credit Structuring

        By: /s/ Ebba Jantz
        Name: Ebba Jantz
        Title: Managing Director

LENDERS:

WOODFOREST NATIONAL BANK, as a Lender

By:     /s/ Wesley Gerren
Name: Wesley Gerren
Title: Vice President

LENDERS:

JPMORGAN CHASE BANK, N.A., as a Lender
By:     /s/ Sofia Barrera Jaime
Name: Sofia Barrera Jaime Title: Vice President

ARAB BANKING CORPORATION (B.S.C.) NEW YORK BRANCH
a Lender

By:     /s/ Gautier Strub
Name: Gautier Strub
Title: Senior Relationship Manager

By:     /s/ Rebecca Yu
Name: Rebecca Yu
Title: Head of Credit & Risk

LENDERS:
DNB CAPITAL LLC, as a Lender

By: /s/ Sybille Andaur
Name: Sybille Andaur
Title: Senior Vice President

By: /s/ George Philippopoulos
Name: George Philippopoulos
Title: Legal Counsel